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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report: July 22, 2003

                 Date of earliest event reported: July 20, 2003

                       TEXAS PETROCHEMICAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)





             TEXAS                      333-37811              76-0504002
 (State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)               File Number)        Identification No.)



                           Three Riverway, Suite 1500
                              Houston, Texas 77056
          (Address of principal executive offices, including zip code)


                                  713-627-7474
              (Registrant's telephone number, including area code)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On July 20, 2003, Texas Petrochemical Holdings, Inc., as well as its subsidiaries, Texas Petrochemicals LP, Petrochemical Partnership Holdings, Inc., TPC Holding Corp. and Texas Butylene Chemical Corporation, filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (case numbers 03-40259, 03-40258, 03-40261, 03-40260, and 03-40262,
respectively). Each of these entities will be operated as debtors-in-possession under the Bankruptcy Code. A copy of the press release issued on July 21, 2003 to announce the Chapter 11 filings is included herewith as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

         The following material is furnished pursuant to Item 3 as an exhibit to this Current Report on Form 8-K.

         (c)  Exhibits

               Exhibit
               Number           Description
               ------           -----------
                99.1            Press release issued July 21, 2003


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                               S I G N A T U R E

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TEXAS PETROCHEMICAL HOLDINGS, INC.




 Dated:  July 22, 2003            By:    /s/Carl S. Stutts
                                         --------------------------------------
                                         Carl S. Stutts
                                         President and Chief Executive Officer


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                                 EXHIBIT INDEX
      Exhibit
      Number             Description
      ------             -----------
       99.1              Press release issued July 21, 2003